UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
Washington, D.C. 20549	Expires: January 31, 2008
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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Helmerich & Payne, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1437 South Boulder Avenue
Tulsa, Oklahoma 74119

May 15, 2006

Dear Stockholder:

I am pleased to report that our Board of Directors has unanimously approved a two-for-one stock split of the common stock of Helmerich & Payne, Inc. The stock split is subject to stockholder approval of an amendment to the Company’s Restated Certificate of Incorporation increasing the number of authorized shares of the Company’s common stock in order to provide sufficient additional shares to make the split possible.

In that regard, you are cordially invited to attend a Special Meeting of Stockholders of Helmerich & Payne, Inc. held at Boulder Towers, Granite Room, First Floor, 1437 South Boulder Avenue, Tulsa, Oklahoma, on Friday, June 23, 2006, beginning at 11:00 a.m., Tulsa time, to approve an amendment to the Company’s Restated Certificate of Incorporation. The formal notice and proxy statement for this Special Meeting are attached to this letter.

Whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, we request that you sign, date and mail the enclosed proxy card in the envelope provided at your earliest convenience. Record holders may also vote electronically or telephonically by following the instructions printed on the enclosed proxy card. The Board of Directors unanimously recommends that stockholders approve the proposed amendment, which is more fully described in the accompanying materials.

Your vote on this matter is important since approval of the amendment requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company.

Please take a moment to review the materials and to complete, sign and return your proxy, or use the electronic or telephonic voting options, in order to ensure your representation at the Special Meeting. On behalf of the Board of Directors, I thank you for your participation and continued support.

Sincerely,

W. H. Helmerich, III Chairman of the Board

1437 South Boulder Avenue
Tulsa, Oklahoma 74119

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On June 23, 2006

Notice is hereby given that a special meeting of stockholders of Helmerich & Payne, Inc. will be held at Boulder Towers, Granite Room, First Floor, 1437 South Boulder Avenue, Tulsa, Oklahoma, at 11:00 a.m., Tulsa time, on June 23, 2006, for the following purposes:

1.                To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of common stock of the Company from 80,000,000 to 160,000,000; and

2.                To consider and transact any other business that properly may come before the meeting or any adjournment thereof.

In accordance with the Company’s Amended and Restated By-laws, the close of business on May 8, 2006 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, this special meeting.

If you do not expect to attend in person, but wish your stock to be voted on matters to be transacted, you are urged to sign, date, and mail the enclosed proxy in the accompanying envelope, to which no postage need be affixed if mailed in the United States. You also have the option of voting your shares on the Internet or by telephone. Voting instructions are printed on your proxy. If you vote by Internet or by telephone, you do not need to mail back your proxy. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid the Company in reducing the expense of additional proxy solicitation. The giving of such proxy does not affect your right to vote in person in the event you attend the meeting.

By Order of the Board of Directors

Steven R. Mackey Secretary

May 15, 2006
Tulsa, Oklahoma

1437 South Boulder Avenue
Tulsa, Oklahoma 74119

PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
To Be Held On June 23, 2006

GENERAL INFORMATION

The enclosed proxy is being solicited by and on behalf of the Board of Directors of Helmerich & Payne, Inc. (the “Company”), and will be voted at the Special Meeting of Stockholders on June 23, 2006 (the “Special Meeting”). At this Special Meeting, stockholders will be asked to approve an amendment to the Company’s Restated Certificate of Incorporation increasing the authorized number of shares of common stock of the Company from 80,000,000 to 160,000,000. This proxy statement and the accompanying proxy are first being sent or given to stockholders on or about May 15, 2006.

Who is entitled to attend and vote at this Special Meeting?

Only stockholders of record at the close of business on May 8, 2006 will be entitled to vote at the Special Meeting. Each share of common stock is entitled to one vote. There is no other class of securities of the Company entitled to vote at the meeting.

What constitutes a quorum at the meeting?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on May 8, 2006, the record date, will constitute a quorum for purposes of this meeting. At the close of business on May 8, 2006, there were 52,545,253 outstanding shares of the Company’s common stock. For purposes of determining whether a quorum exists, proxies received but marked “abstain” and “broker non-votes” (described below) will be counted.

How do I vote by proxy?

Your vote is very important. Whether or not you plan to attend the meeting, we urge you to complete, sign and date the enclosed proxy card and return it in the envelope provided. No postage is required if your proxy card is mailed in the United States. If you properly fill in your proxy card and our vote tabulator Automatic Data Processing, Inc. (“ADP”) receives it in time to vote at the meeting, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors FOR the approval of Proposal 1 to amend the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 80,000,000 to 160,000,000.

If any other matter is presented or if the meeting is to be postponed or adjourned, your proxy will vote your shares in accordance with his best judgment. At present, the Board knows of no other business that is intended to be acted on at this Special Meeting.

Can I vote by telephone or electronically?

If you are a registered stockholder (that is, if you hold your stock in your own name), you may also vote by telephone or electronically through the Internet by following the instructions printed on your proxy card.

How do I vote if my shares are held by my broker in “street name”?

If your shares are held in the name of a bank or broker or other nominee, you will receive separate instructions from your broker, bank or other nominee describing how to vote your shares. The availability of electronic or telephonic voting will depend on the bank’s or broker’s voting process.

What discretion does my broker have to vote my shares held in “street name”?

New York Stock Exchange rules allow your broker to vote your shares with respect to the particular proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of common stock, even if it does not receive instructions from you, so long as it holds your shares in its name. There are, however, certain matters with respect to which brokers do not have such discretionary authority. Should such a matter come to a vote at this Special Meeting and your broker has not received voting instructions from you, your shares will not be voted on that matter. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Can I change my vote after I return my proxy card?

Yes. You may change your vote at any time before it is voted at the Special Meeting. To change your vote, you may:

•       file with the Secretary of the Company a written notice “revoking” your earlier vote;

•       deliver to ADP, our proxy tabulator, a properly completed and signed proxy card with a later date;

•       vote again telephonically or electronically (before 11:59 p.m. Eastern time on June 22, 2006); or

•       vote in person at the Special Meeting.

The last dated proxy or vote cast will be counted.

How do I vote in person?

If you plan to attend the Special Meeting and vote in person, you will be given a ballot at the Special Meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on May 8, 2006, the record date for voting at the meeting.

What vote is required to approve the amendment to the Restated Certificate of Incorporation?

The affirmative vote of a majority of the outstanding shares of common stock is required for approval of the proposed amendment to the Restated Certificate of Incorporation. A properly executed proxy marked “abstain” with respect to the proposal will not be voted, although it will be counted for purposes of determining a quorum. Abstentions will have the effect of a negative vote on the proposal.

Generally, the affirmative vote of a majority of the shares present or represented at the meeting and which have actually voted is required for the approval of any other matters that may properly come before the Special Meeting. As of this date, the Company knows of no other business to be presented for stockholder action at this meeting.

Is voting confidential?

Yes. Proxy cards, ballots and voting tabulations are treated as confidential by the Company. ADP will tabulate all votes that are received prior to the date of the Special Meeting. The Company has appointed an employee inspector to receive ADP’s tabulation, to tabulate all other votes, and to certify the voting results.

How is the Company soliciting proxies?

Proxies will be solicited primarily by mail. The cost of this solicitation will be paid by the Company. In addition to solicitation by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals. The Company does not intend to cause a solicitation to be made by specially engaged employees or other paid solicitors.

PROPOSAL 1 — AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION
TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

On March 1, 2006, the Board of Directors approved a two-for-one stock split in the form of a stock dividend of one share of common stock for each share of common stock issued and outstanding or held in the Company’s treasury, subject to stockholder approval of an amendment to the Company’s Restated Certificate of Incorporation (“Restated Certificate”) to increase the number of authorized shares of common stock. The increase in authorized shares of common stock is necessary to permit the stock split to occur because the Company does not currently have enough authorized but unissued shares of common stock to effect the stock split.

The Board of Directors proposes and recommends the approval of an amendment to the Company’s Restated Certificate to increase the number of authorized shares of common stock from the 80,000,000 shares presently authorized to 160,000,000 shares. The additional shares will permit the Company to implement the two-for-one stock split. Accordingly, the Board of Directors proposes to amend the first sentence of Article FOURTH of the Company’s Restated Certificate to read in its entirety as follows:

“FOURTH. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 161,000,000, of which 1,000,000 shares shall be Preferred Stock without par value, and the remaining 160,000,000 shares shall be Common Stock of the par value of ten cents ($.10) per share.”

No change is proposed to the number of authorized shares of preferred stock. If the proposed amendment is approved, the Company intends to promptly file a Certificate of Amendment to the Restated Certificate with the Secretary of State of the State of Delaware, upon which the proposed amendment will become effective. If the proposed amendment is approved, the Company anticipates that the stock dividend will be distributed on July 7, 2006 to stockholders of record on June 26, 2006.

Purpose of the Proposed Stock Split

The proposed stock split is intended to place the trading price of the Company’s common stock in a range that makes it more attractive to a broader spectrum of investors, particularly individual investors. Because the stock split will double the number of outstanding shares, the Board expects that it will generally have the effect of reducing the trading price of each share by approximately one-half. The closing price of a share of common stock as listed on the New York Stock Exchange on May 5, 2006, the trading day immediately prior to the special meeting record date, was $76.30. The reduction in the per share trading price will not reduce the total value of a current stockholder’s ownership in the Company because there will be a proportionate increase in the number of shares owned by current stockholders.

Purpose of the Proposed Amendment

As of April 13, 2006, of the 80,000,000 shares of common stock presently authorized, a total of 52,533,666 shares were issued and outstanding (including 106,500 shares of restricted stock) and 995,286 shares were held in the Company’s treasury. Additionally, 5,064,504 shares were reserved for issuance of stock options under existing employee and director benefit plans, leaving 21,406,544 authorized and unreserved shares available for future use. The proposed amendment will permit the Board of Directors to issue the additional shares of common stock to accommodate the stock split. The increase in authorized shares will provide the Board of Directors with proportionally the same amount of authorized shares available for other corporate purposes as is currently authorized. If the stockholders do not approve the proposed increase in the number of authorized shares of common stock, the proposed stock split will not occur.

Effects of the Proposed Amendment

The additional shares of common stock for which authorization is sought would have the same par value and the same voting rights and rights to dividends and other distributions and will be identical in all respects to the shares of common stock now authorized. The proposed amendment would not change the terms of the common stock nor would it affect the rights of the holders of currently issued and outstanding shares of common stock. The current holders of the Company’s common stock do not have any preemptive rights and, accordingly, would not have any preferential rights to purchase any of the additional shares of common stock when those shares are issued.

If this proposal is approved, the additional shares of common stock proposed to be authorized for issuance will be available for the stock split and, in the discretion of the Board of Directors, for any possible future stock splits or stock dividends, financing activities, acquisitions, stock incentives for the Company’s employees and directors, and other corporate purposes, without further approval by stockholders, unless otherwise required by applicable law or stock exchange requirements, and for the consideration that the Board of Directors may determine is appropriate and as may be permitted by applicable law. Other than the stock split that has been approved by the Board of Directors, no specific event is now contemplated that would result in the issuance of shares, nor does the Company have any current plans, arrangements or understandings with respect to the issuance of the additional authorized shares of common stock.

The authorization of the additional shares of common stock sought by this proposal would not have any immediately dilutive effect on the proportionate voting power or other rights of existing stockholders. Regardless of whether the stockholders approve the proposed increase in the number of authorized shares of common stock, any future issuance of additional authorized shares of common stock may decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to existing stockholders.

Implementation and Effects of the Proposed Stock Split

If the proposed amendment is approved, each stockholder following the record date for the stock split will be the record owner of, and entitled to receive, a certificate or certificates representing one additional share of common stock, for each share of common stock then owned of record by such stockholder. The Company anticipates that the stock dividend will be distributed on July 7, 2006 to stockholders of record on June 26, 2006. The Company’s common stock is listed for trading on the New York Stock Exchange. If the proposed amendment is approved, the Company will apply for listing of the additional shares of common stock to be issued on the New York Stock Exchange. Each registered stockholder will receive a stock certificate covering the additional shares of common stock issued as a result of the stock split. All shares of common stock issued as a result of the stock split to beneficial owners who are not registered stockholders will be issued in book-entry form. Certificates that currently represent outstanding shares of common stock will continue to represent the same number of shares of common stock after the record date. ACCORDINGLY, PLEASE DO NOT DESTROY YOUR EXISTING STOCK CERTIFICATES OR RETURN THEM TO THE COMPANY.

In addition, the reserved shares under the Company’s director and employee benefit plans will be proportionately adjusted pursuant to the terms of such plans to reflect the stock split, and the per share exercise prices of outstanding options under such plans will be proportionately reduced. Furthermore, adjustments proportionate to the stock split will automatically result under the terms of the Company’s Rights Agreement dated as of January 8, 1996 and as amended as of December 8, 2005.

On the Company’s consolidated balance sheet, the stock split will result in the allocation of an amount equal to the aggregate par value of the additional shares issued in connection with the stock split (approximately $5.3 million) to the “common stock” line of stockholders’ equity, and a corresponding deduction of the same amount from the “retained earnings” line. The Company’s reported amounts of authorized and issued shares, as well as the number of shares of treasury stock, will also be adjusted on a two-for-one basis. The stock split will not affect the Company’s income or cash flow statements, except to the extent of the costs of this proxy solicitation, the Special Meeting and related activities to effectuate the amendment and the stock split, which are not material to the Company. The stock split will affect all earnings per share amounts reflected on the income statement, since earnings per share will be restated for the periods presented to reflect the increase in the number of shares of common stock outstanding.

In general, the proposed stock split will result in no gain or loss or realization of taxable income to owners of common stock under existing United States federal income tax laws. The tax basis of each share of common stock held immediately before the stock split will be allocated pro rata between the original share and the new share of common stock distributed with respect to the original share. Each new share will be deemed to have been acquired at the same time as the original share with respect to which the new share was issued. The laws of jurisdictions other than the United States may impose income taxes on the issuance of the additional shares and stockholders are urged to consult their own tax advisors.

Furthermore, if stockholders dispose of their shares after the stock split, they may pay higher brokerage commissions on the same relative interest in the Company because that interest will be represented by a greater number of shares and brokerage commissions are generally charged on a per-share basis.

Recommendation of the Board of Directors

The Board of Directors believes that the decision to split the stock shows the confidence of the Company’s management and of its Board of Directors in the long-term prospects of the Company. The Board also believes that the stock split, which is dependent on the stockholders’ approval of the increase in the number of authorized shares of common stock, would contribute to a broadening of the stockholder base and improve market liquidity for the Company’s common stock. For the reasons described above, the Board of Directors believes that the proposed increase in the number of authorized shares of common stock and the stock split are in the best interest of the Company and its stockholders.

THE COMPANY’S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth the name and address of each stockholder of the Company who, to the knowledge of the Company, beneficially owns more than 5% of the Company’s common stock, the number of shares of common stock beneficially owned by each, and the percentage of outstanding common stock so owned, as of April 13, 2006.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Common Stock	State Farm Mutual Automobile Insurance Company One State Farm Plaza Bloomington, Illinois 61710	4,150,200	(2)	7.90%
Common Stock	Goldman Sachs Asset Management, L.P. 32 Old Slip New York, New York 10005	2,825,685	(3)	5.38%

(1)    Unless otherwise indicated, all shares are owned directly by the named entity, with such entity possessing sole voting and dispositive power with respect to such shares.

(2)    State Farm Mutual Automobile Insurance Company has sole power to vote or to direct the vote of 4,128,600 shares and has shared voting and dispositive power over 21,600 shares. This information is based upon State Farm Mutual Automobile Insurance Company’s Schedule 13G Amendment dated January 25, 2006.

(3)    Goldman Sachs Asset Management, L.P. has sole voting power over 2,186,939 shares. This information is based on Goldman Sachs Asset Management, L.P.’s Schedule 13G dated January 31, 2006.

Security Ownership of Management

The following table sets forth the number of shares of common stock beneficially owned by each of the present Directors, the Company’s Chief Executive Officer (“CEO”) and the other four named executive officers and all Directors and executive officers as a group, and the percentage of outstanding common stock so owned by each, as of April 13, 2006.

Directors and Named Executive Officers	Title of Class	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
W. H. Helmerich, III	Common Stock	1,458,050	(3)	2.78%
Hans Helmerich	Common Stock	1,004,419	(4)	1.89%
George S. Dotson	Common Stock	642,078	(5)	1.21%
Douglas E. Fears	Common Stock	81,081	(6)
John W. Lindsay	Common Stock	62,423	(7)
M. Alan Orr	Common Stock	51,232	(8)
Steven R. Mackey	Common Stock	42,059	(9)
John D. Zeglis	Common Stock	15,986	(10)
Glenn A. Cox	Common Stock	14,986	(11)
William L. Armstrong	Common Stock	13,986	(12)
Edward B. Rust, Jr.	Common Stock	12,386	(13)
Paula Marshall	Common Stock	5,507	(14)
All Directors and Executive Officers as a Group (12 persons)	Common Stock	3,404,193	(15)	6.30%

(1)    Unless otherwise indicated, all shares are owned directly by the named person, and he or she has sole voting and investment power with respect to such shares.

(2)    Percentage calculation not included if beneficial ownership is less than one percent of class.

(3)    Includes 100,000 shares owned by The Helmerich Foundation, an Oklahoma charitable trust, for which Mr. Helmerich is Trustee, and 20,000 shares owned by Ivy League, Inc., of which Mr. Helmerich is President and Director. Mr. Helmerich possesses sole voting and investment power over all indirectly owned shares.

(4)    Includes options to purchase 726,300 shares; 5,000 shares of restricted stock; 10,833 shares fully vested under the Company’s 401(k) Plan; 17,310 shares owned by Mr. Helmerich’s wife, with respect to which he has disclaimed all beneficial ownership; 14,800 shares held by Mr. Helmerich as Trustee for various trusts for members of his immediate family, as to which he has sole voting and investment power; 2,000 shares held by Mr. Helmerich as a Co-trustee for a family trust for which he shares voting and investment power; and 36,837 shares held by The Helmerich Trust, an Oklahoma charitable trust, for which Mr. Helmerich is a Co-trustee, and for which he shares voting and investment power.

(5)    Includes options to purchase 536,600 shares; 45,554 shares owned by Mr. Dotson’s wife, with respect to which he has disclaimed all beneficial ownership; and 26,625 shares owned by The Dotson Family Charitable Foundation, for which Mr. Dotson is Co-trustee, and for which he shares voting and investment power.

(6)    Includes options to purchase 54,855 shares; 5,000 shares of restricted stock; 229 shares fully vested under the Company’s 401(k) Plan; and 800 shares owned by a charitable foundation, for which Mr. Fears is Co-trustee, and for which he shares voting and investment power.

(7)    Includes options to purchase 42,768 shares; 15,000 shares of restricted stock; and 4,655 shares fully vested under the Company’s 401(k) Plan.

(8)    Includes options to purchase 27,962 shares; 15,000 shares of restricted stock; and 8,207 shares fully vested under the Company’s 401(k) Plan.

(9)    Includes options to purchase 31,250 shares; 5,000 shares of restricted stock; and 1,809 shares fully vested under the Company’s 401(k) Plan.

(10)  Includes options to purchase 8,986 shares.

(11)  Includes options to purchase 8,986 shares and 2,000 shares held in a revocable trust known as the Glenn A. Cox Trust, UTA, with respect to which voting and investment power are shared with Mr. Cox’s wife.

(12)  Includes options to purchase 8,986 shares.

(13)  Includes options to purchase 8,986 shares.

(14)  Includes options to purchase 5,307 shares.

(15)  Includes options to purchase 1,460,986 shares and 25,796 shares fully vested under the Company’s 401(k) Plan.

OTHER MATTERS

Stockholder Proposals for the 2007 Annual Meeting

Any stockholder wishing to submit a proposal for inclusion in the proxy statement and accompanying proxy relating to the Company’s 2007 annual meeting must be received by the Company on or before September 28, 2006. Any other proposal that a stockholder wishes to bring before the 2007 annual meeting without inclusion of such proposal in the Company’s proxy materials must be received by the Company during the period beginning November 1, 2006, and ending December 1, 2006. Proposals that are not received during such time period will be considered untimely and the persons serving as proxies will have discretion on whether to vote on such matters at the annual meeting. In addition, proposals must comply with the Company’s Amended and Restated By-laws and the rules and regulations of the SEC. All proposals must be delivered in writing to the Company at its headquarters in Tulsa, Oklahoma, Attention: Corporate Secretary.

Other Business

As of this date, the Company knows of no business which will come before the Special Meeting other than that set forth in the attached Notice of Special Meeting. If any other matter properly comes before the Special Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

STEVEN R. MACKEY Secretary

Dated:  May 15, 2006

Notice of Special Meeting
of Stockholders
to be held
June 23, 2006
and
Proxy Statement

1437 SOUTH BOULDER AVENUE
TULSA, OKLAHOMA 74119

HELMERICH & PAYNE, INC. 1437 SOUTH BOULDER AVE. TULSA, OK 74119

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Helmerich & Payne, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.
Your Internet or telephone vote authorizes the named proxies to vote the undersigned’s shares in the same manner as if the undersigned marked, signed and returned the undersigned’s proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	HLMPN1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HELMERICH & PAYNE, INC.
	Vote on Proposal			For	Against	Abstain
1.	Approval of an amendment to the Restated Certificate of Incorporation of Helmerich & Payne, Inc. increasing the number of authorized shares of Common Stock.
	DIRECTORS RECOMMEND A VOTE FOR ITEM 1.			☐	☐	☐
For address changes and/or comments, please check this box and write them on the back where indicated.				☐

(Sign here exactly as name appears herein. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, guardian, or trustee, please give your full title as such. If a corporation, please sign in full corporate name by duly authorized officer and give title of officer. If a partnership, please sign in partnership name by authorized person.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Proxy for Special Meeting HELMERICH & PAYNE, INC.

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints as his/her proxies, with powers of substitution and revocation, W. H. Helmerich, III, Hans Helmerich, and Steven R. Mackey, or each of them (the “Proxies”), to vote all shares of Helmerich & Payne, Inc., which the undersigned would be entitled to vote at the Special Meeting of Stockholders of Helmerich & Payne, Inc., to be held at Boulder Towers, Granite Room, First Floor, 1437 South Boulder Avenue, Tulsa, Oklahoma, on June 23, 2006, at 11:00 a.m., Tulsa time, and all adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE WISHES OF THE STOCKHOLDER AS SPECIFIED IN THE SQUARES; HOWEVER, IF NO SPECIFICATION IS MADE IN THE SQUARES, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ITEM 1. IF ANY OTHER MATTER SHOULD PROPERLY BE BROUGHT BEFORE THE MEETING, THE PERSONS NAMED AS PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THEIR BEST JUDGMENT.

Address Changes/Comments:
(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
PLEASE COMPLETE, SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.